Convertible Debt	12 Months Ended
Jun. 30, 2019
Disclosure of detailed information about borrowings [abstract]
Convertible Debt

9.	Convertible Debt

Total
$

Balance on 30 June 2016	465,014
Interest	45,000

Balance on 30 June 2017	510,014
Interest	7,486
Conversion	(517,500)

Balance on 30 June 2018 and 2019	-

The Company issued a convertible promissory note for cash proceeds of $250,000 on 21 September 2011. The promissory note paid interest at 18% per annum and could be converted to the common shares of the Company at $0.05 per share.

On 31 August 2017, the Company settled the convertible promissory note and accumulated interest thereon in an aggregate amount of $517,500 by the issue to the note holder of 10,350,000 units of the Company at $0.05 per unit. Each unit consisted of one common share of the Company and one warrant to purchase an additional common share at a fixed price of $0.10 per common share for a term of one year.

The fair value of the warrants included in the units amounted to $151,110 and was determined using the Black-Scholes option pricing model with the following assumptions: expected dividend yield: 0%, expected stock price volatility: 125%, risk-free interest rate: 1.23%, expected life of warrants (years): 1.00. The Company recognized this fair value in its statement of loss as financing cost.

Upon conversion of the debt, the value of the conversion option of $92,966, previously recorded as a separate category within equity, was reclassified from conversion rights reserve to share capital.